UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2019

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

AC ONE China Fund

Institutional Class – acoix

Annual Report

June 30, 2019

AC ONE CHINA FUND

Dear Shareholders,

A decline of 5.56% in the fiscal fourth quarter ended June 30, 2019, brought one-year returns of the AC ONE China Fund to a loss of 7.07%.  This compares with a quarterly loss of 1.75% and yearly loss of 1.42% for the Fund’s primary benchmark, the Hang Seng Index.  The MSCI China Index declined 4.02% during the most recent quarter and lost 6.73% over the year ended June 30.  The most recent returns brought the annualized return of the Fund, since inception, to 7.85% compared to 5.83% for the Hang Seng Index and 8.46% for the MSCI China Index over this same period.

Annualized Rates of Return (%) – As of June 30, 2019

	3	1	5	RETURN
	MONTH	YEAR	YEAR	FROM
	RETURN	RETURN	RETURN	INCEPTION(1)
Hang Seng Index(2)	-1.75%	-1.42%	4.24%	5.83%
MSCI China Index(3)	-4.02%	-6.73%	7.37%	8.46%
Institutional Class	-5.56%	-7.07%	4.77%	7.85%

(1)	July 27, 2012
(2)	The Hang Seng Index is a free float-adjusted market capitalization index designed to measure the equity market in Hong Kong. This index cannot be invested in directly.
(3)
The MSCI China Index tracks the evolving China domestic equity market through a combination of the largest securities and a bottom-up sampling approach to index construction for those securities that meet minimum size and liquidity thresholds, with constituents then adjusted for free float.  This index cannot be invested in directly.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.  Returns for periods greater than one year are annualized. The funds have 2.00% redemption fee for funds which are redeemed within 60 days if purchase, which is also not reflected in the performance data. If reflected, the fee would reduce the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-964-0788.

Institutional Class Gross Expense Ratio – 2.55%

The Fund portfolio remains focused on exposing investors, particularly from North America, to the growing Chinese middle class and their rising consumption.  Compared to the Hang Seng Index, the Fund remains underweighted in financials (25.07% vs 49.71%), properties and construction (0.00% vs 12.24%) and energy (0.00% vs 5.59%).  These under-weightings allow the Fund to over-weight consumer goods and services sectors (30.10% vs 6.31%), information technology and telecom services (23.46% vs 16.29%) and healthcare/pharmaceuticals (7.38% vs 0.64%).  Industrials were also over-weighted at 12.05% of the portfolio vs just 4.75% of the Hang Seng Index.

As the trade frictions between China and the U.S. intensified, this industrial weighting hurt the Fund’s relative performance.  Consumer-related holdings were mixed for the Fund as some names like Anta Sports and milk producer Mengniu Dairy performed well while consumer durable manufacturer Haier Electric performed less well, as did telecom services shares.

Pharmaceuticals were mixed for the Fund with Sino Biopharm performing well and CSPC Pharma declining.  Financial holdings, concentrated in consumer-directed insurance firms, provided good results.

AC ONE CHINA FUND

In June, the World Bank forecast that China’s economic growth in 2019 would approximate 6.3%. But the estimate came with a warning that a continued or intensified trade war would lower these estimates to 6.1% or below.

The Advisor believes that the trade frictions of the past year brought Chinese equities valuations to compelling levels. These trade frictions also make the development of domestic Chinese demand and a consumer-based economy more important.  The Fund strives to structure its portfolio to profit from this long-term trend.  With valuations in China now looking reasonable, we believe the prospects for long-term investors remain favorable.

Respectively,

Patrick Pascal
Co-President

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Because the fund is focused on Chinese companies it is subject to greater risk of adverse events in the country and region.

Please see the Schedule of Investments for a complete list of Fund holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The AC ONE China Fund is distributed by Quasar Distributors, LLC.

The material must be preceded or accompanied by a prospectus.

AC ONE CHINA FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000.  Performance reflects waivers of fees and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of June 30, 2019

	One Year	Three Years	Five Years	Since Inception(1)
AC ONE China Fund	-7.07%	9.96%	4.77%	7.85%
MSCI China Index(2)	-6.73%	14.34%	7.37%	8.46%
Hang Seng Index(3)	-1.42%	11.13%	4.24%	5.83%

(1)	July 27, 2012.
(2)
The MSCI China Index tracks the evolving China domestic equity market through a combination of the largest securities and a bottom-up sampling approach to index construction for those securities that meet minimum size and liquidity thresholds, with constituents than adjusted for free float.

(3)
The Hang Seng Index is a free float-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong.

AC ONE CHINA FUND

Expense Example (Unaudited)
June 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 – June 30, 2019).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/2019	6/30/2019	1/1/2019 to 6/30/2019
AC ONE China Fund Actual(2)	$1,000.00	$1,102.80	$7.82
AC ONE China Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.36	$7.50

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% for the Fund multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2019 of 10.28% for the Fund.

AC ONE CHINA FUND

Sector Allocation (Unaudited)
as of June 30, 2019(1)
(% of net assets)

Top Ten Equity Holdings (Unaudited)
as of June 30, 2019(1)
(% of net assets)

Tencent Holdings	11.6%
Alibaba Group Holding – ADR	8.5
Ping An Insurance Group, Class H	8.0
China Mengniu Dairy	6.4
Anta Sports Products	3.8
China Mobile	3.4
Industrial & Commercial Bank of China, Class H	3.0
CSPC Pharmaceutical Group	2.7
Haier Electronics Group	2.7
CITIC Securities, Class H	2.6

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. ADR-American Depositary Receipt

AC ONE CHINA FUND

Schedule of Investments
June 30, 2019

	Shares	Value
COMMON STOCKS – 95.6%

Communication Services – 16.7%
China Mobile	51,500	$468,839
China Telecom, Class H	482,000	242,710
Tencent Holdings	35,700	1,615,047
		2,326,596

Consumer Discretionary – 14.4%
Anta Sports Products	77,000	531,084
BYD Company, Class H	47,000	284,185
Ctrip.com International – ADR*	8,850	326,653
Geely Automobile Holdings	110,000	188,610
Haier Electronics Group	133,000	369,051
IMAX China Holding	107,000	261,581
Man Wah Holdings	89,200	39,366
		2,000,530

Consumer Staples – 7.8%
China Mengniu Dairy	228,000	883,985
Hengan International Group	26,500	195,125
		1,079,110

Financials – 24.0%
Bank Of China, Class H	471,000	198,747
China Life Insurance, Class H	121,000	299,071
CITIC Securities, Class H	175,000	364,986
Haitong International Securities Group	450,000	147,078
Haitong Securities, Class H	168,400	188,899
Haitong UniTrust International Leasing*	6,014	1,386
Hong Kong Exchanges & Clearing	8,700	307,459
Industrial & Commercial Bank of China, Class H	571,000	416,785
PICC Property & Casualty, Class H	277,002	298,885
Ping An Insurance Group, Class H	92,000	1,106,289
		3,329,585

Health Care – 7.1%
CSPC Pharmaceutical Group	234,000	377,407
Sino Biopharmaceutical	262,500	268,557
Sinopharm Group, Class H	94,800	333,800
		979,764

Industrials – 11.5%
Air China, Class H	321,000	322,767
AviChina Industry & Technology, Class H	315,000	172,144
Beijing Capital International Airport, Class H	137,000	120,063

See Notes to the Financial Statements

AC ONE CHINA FUND

Schedule of Investments – Continued
June 30, 2019

	Shares	Value
COMMON STOCKS (Continued)

Industrials – 11.5% (Continued)
China Eastern Airlines*	500,000	$293,754
China Everbright International	186,370	172,140
CRRC, Class H	215,000	179,717
Zhuzhou CSR Times Electric, Class H	64,500	339,995
		1,600,580

Information Technology – 12.3%
AAC Technologies	14,500	82,034
Alibaba Group Holding – ADR*	6,960	1,179,372
Baidu – ADR*	1,785	209,487
Razer*	220,000	47,333
TravelSky Technology, Class H	94,000	189,051
		1,707,277

Materials – 0.4%
Nine Dragons Paper Holdings	67,000	59,461

Utilities – 1.4%
China Resources Gas Group	40,000	198,627
TOTAL COMMON STOCKS
(Cost $10,191,702)		13,281,530

SHORT-TERM INVESTMENT – 4.3%
Invesco Government TaxAdvantage Portfolio, Institutional Class, 2.16%^
(Cost $591,304)	591,304	591,304
Total Investments – 99.9%
(Cost $10,783,006)		13,872,834
Other Assets and Liabilities, Net – 0.1%		18,453
Total Net Assets – 100.0%		$13,891,287

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of June 30, 2019.
ADR – American Depositary Receipt

See Notes to the Financial Statements

AC ONE CHINA FUND

Statement of Assets and Liabilities
June 30, 2019

ASSETS:
Investments, at value
(cost $10,783,006)	$13,872,834
Foreign currency, at value (cost $41)	41
Dividends & interest receivable	61,203
Prepaid expenses	8,106
Receivable from adviser for expense reimbursements	4,927
Total assets	13,947,111

LIABILITIES:
Payable for capital shares redeemed	4,154
Payable for fund administration & accounting fees	13,352
Payable for compliance fees	2,404
Payable for transfer agent fees & expenses	4,899
Payable for custody fees	3,302
Payable for trustee fees	3,112
Payable for audit fees	17,495
Accrued expenses	7,106
Total liabilities	55,824

NET ASSETS	$13,891,287

NET ASSETS CONSIST OF:
Paid-in capital	$10,793,228
Total distributable earnings	3,098,059
Net Assets	$13,891,287

Shares issued and outstanding(1)	899,183

Net asset value, redemption price and minimum offering price per share(2)	$15.45

(1)	Unlimited shares authorized.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

AC ONE CHINA FUND

Statement of Operations
For the Year Ended June 30, 2019

INVESTMENT INCOME:
Interest income	$17,286
Dividend income	242,224
Less: Foreign taxes withheld	(15,946)
Total investment income	243,564

EXPENSES:
Investment adviser fees (See Note 4)	161,196
Fund administration & accounting fees (See Note 4)	84,654
Transfer agent fees & expenses (See Note 4)	28,771
Custody fees (See Note 4)	21,435
Federal & state registration fees	21,262
Audit fees	17,497
Compliance fees (See Note 4)	13,465
Trustee fees (See Note 4)	12,867
Legal fees	8,643
Other	6,034
Postage & printing fees	5,969
Total expenses before reimbursement	381,793
Less: reimbursement/waiver from investment adviser (See Note 4)	(171,581)
Net expenses	210,212

NET INVESTMENT INCOME	33,352

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investments, including foreign currency gain	(3,729)
Net change in unrealized appreciation/depreciation
on investments and translations of foreign currency	(1,156,703)

Net realized and unrealized loss on investments and foreign currency	(1,160,432)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,127,080)

See Notes to the Financial Statements

AC ONE CHINA FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
OPERATIONS:
Net investment income (loss)	$33,352	$(16,470)
Net realized gain (loss) on investments,
including foreign currency gain (loss)	(3,729)	200,700
Net change in unrealized appreciation/depreciation
on investments and translations of foreign currency	(1,156,703)	1,957,674
Net increase (decrease) in net assets resulting from operations	(1,127,080)	2,141,904

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	484,179	2,070,543
Proceeds from reinvestment of distributions	59,022	—
Payments for shares redeemed	(764,557)	(897,289)
Redemption fees	44	—
Net increase (decrease) in net assets resulting
from capital share transactions	(221,312)	1,173,254

DISTRIBUTIONS TO SHAREHOLDERS	(64,165)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,412,557)	3,315,158

NET ASSETS:
Beginning of year	15,303,844	11,988,686
End of year	$13,891,287	$15,303,844 *

*	Includes accumulated undistributed net investment income of $0.

See Notes to the Financial Statements

AC ONE CHINA FUND

Financial Highlights

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015
PER SHARE DATA:(1)
Net asset value, beginning of period	$16.71	$14.28		$11.70	$14.74	$13.10

INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	(0.02)		(0.08)	0.02	(—	)(2)
Net realized and unrealized
gain (loss) on investments and
translations of foreign currency	(1.23)	2.45		2.68	(3.01)	2.39
Total from investment operations	(1.19)	2.43		2.60	(2.99)	2.39

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—		(0.02)	—	(0.04)
Dividends from net realized gains	(0.07)	—		—	(0.05)	(0.71)
Total distributions	(0.07)	—		(0.02)	(0.05)	(0.75)
Paid-in capital from redemption fees	— (2)	—		— (2)	— (2)	—	(2)

Net asset value, end of period	$15.45	$16.71		$14.28	$11.70	$14.74

TOTAL RETURN	(7.07)%	17.02%		22.25%	(20.28)%	19.09%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, end of period (in 000’s)	$13,891	$15,304		$11,989	$9,029	$12,336

Ratio of expenses to average net assets:
Before expense
reimbursement/waiver	2.72%	2.69%		3.68%	3.78%	3.66%
After expense
reimbursement/waiver	1.50%	1.68	%(3)	1.70%	1.70%	1.70%

Ratio of net investment income (loss)
to average net assets:
Before expense
reimbursement/waiver	(0.98)%	(1.12)%		(2.54)%	(1.92)%	(1.98)%
After expense
reimbursement/waiver	0.24%	(0.11	)%(3)	(0.56)%	0.16%	(0.02)%

Portfolio turnover rate	1%	9%		16%	18%	21%

(1)	For a Fund share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Effective June 1, 2018, the expense limitation was lowered from 1.70% to 1.50% of the Fund’s average daily net assets.

See Notes to the Financial Statements

AC ONE CHINA FUND

Notes to the Financial Statements
June 30, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The AC ONE China Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation and income.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on July 27, 2012.  The Fund currently offers only Institutional Class shares.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended June 30, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended June 30, 2019, the Fund did not incur any interest or penalties. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended June 30, 2016.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

Dividends and Distributions – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended June 30, 2019, the Fund made no such reclassifications.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2019

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments, including foreign currency loss.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Allocation of Income, Expenses and Gains/Losses – Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2019

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s net asset value (“NAV”) in advance of the time the NAV is calculated.  If valuation adjustments are applied, the securities are categorized as Level 2 in the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If valuation adjustments are applied, the securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,716,898	$11,564,632	$—	$13,281,530
Short-Term Investment	591,304	—	—	591,304
Total Investments	$2,308,202	$11,564,632	$—	$13,872,834

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with AC ONE Asset Management, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.10% of the Fund’s average daily net assets up to $250 million, 0.99% of the Fund’s average daily net assets on the next $250 million, 0.93% of the Fund’s average daily net assets on the next $500 million, and 0.84% of the Fund’s average daily net assets in excess of $1 billion. Prior to October 28, 2018, the annual advisory fee was equal to 1.25% of the Fund’s average daily net assets.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2019

The Fund’s Adviser has contractually agreed to waive a portion or all its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.50% of average daily net assets of the Fund.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
July 2019 – June 2020	$211,363
July 2020 – June 2021	150,849
July 2021 – June 2022	171,581

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust was an officer of the Administrator, until retiring on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended June 30, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Shares sold	29,355	125,144
Shares issued to holders in reinvestment of dividends	4,274	—
Shares redeemed	(50,150)	(48,949)
Net increase (decrease) in shares outstanding	(16,521)	76,195

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended June 30, 2019, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	266,442	86,117

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2019

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at June 30, 2019, the most recently completed fiscal year end were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net Appreciation	Tax Cost
$4,188,465	$(1,120,176)	$3,068,289	$10,804,545

At June 30, 2019, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Appreciation	Gains
$34,225	$—	$(4,455)	$3,068,289	$3,098,059

As of June 30, 2019, the Fund had a short-term capital loss carryover of $4,608, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended June 30, 2019, the Fund does not plan to defer any qualified late year losses.

The tax character of distributions paid for the year ended June 30, 2019, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$—	$64,165	$64,165

There were no distributions paid during the year ended June 30, 2018.

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8.  GEOGRAPHIC CONCENTRATION & SECTOR RISK

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.  As of June 30, 2019, 100% of the Fund’s securities, excluding short-term investments, were located in China or economically tied to China.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2019, SEI Private Trust Company, for the benefit of its customers, owned 44.2% of the outstanding shares of the Fund.

AC ONE CHINA FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of AC ONE China Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC ONE China Fund (the “Fund”), a series of Managed Portfolio Series, as of June 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 28, 2019

AC ONE CHINA FUND

Additional Information (Unaudited)
June 30, 2019

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	37	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(47 Portfolios)
	Committee				(2012-Present)
Chairman

David A. Massart	Trustee and	Indefinite Term;	37	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(47 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee and	Indefinite Term;	37	Founder and Managing	Independent
615 E. Michigan St.	Nominating	Since		Principal, SwanDog Strategic	Trustee, ALPS
Milwaukee, WI 53202	&	April 2011		Marketing, LLC (2006-	Variable
Year of Birth: 1957	Governance			Present).	Investment Trust
	Committee				(10 Portfolios)
	Chairman				(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite Term;	37	Retired (July 2018-Present),	None
615 E. Michigan St.	and Trustee	Since		Executive Vice President,
Milwaukee, WI 53202		January 2011		U.S. Bancorp Fund Services,
Year of Birth: 1958				LLC (1994-2018).

AC ONE CHINA FUND

Additional Information (Unaudited) – Continued
June 30, 2019

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

Brian R. Wiedmeyer	President	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	November 2018		(2005-Present).
Year of Birth: 1973	Executive
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich**	Vice	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President,	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Treasurer	August 2019		LLC (2008-Present).
Year of Birth: 1981	and
Principal
Financial
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.		Since		Fund Services, LLC (2016-
Milwaukee, WI 53202		November 2017		Present); Associate, Godfrey &
Year of Birth: 1979				Kahn S.C. (2012-2016).

AC ONE CHINA FUND

Additional Information (Unaudited) – Continued
June 30, 2019

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Douglas Schafer	Vice	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and	May 2016		LLC (2002-Present).
Year of Birth: 1970	Assistant	(Assistant Treasurer);
	Treasurer	Since
November 2018
(Vice President)

Michael Cyr II	Vice	Indefinite Term;	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	President	Since		Fund Services, LLC
Milwaukee, WI 53202	and	August 2019		(2013-Present).
Year of Birth: 1992	Assistant
Treasurer

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Funds principal underwriter, Quasar Distributors, LLC.
**
Prior to August 13, 2019, Mr. Ryan R. Roell served as Vice President, Treasurer and Principal Financial Officer of the Trust and Mr. Benjamin J. Eirich served as Vice President and Assistant Treasurer of the Trust.

AC ONE CHINA FUND

Additional Information (Unaudited) – Continued
June 30, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2019 is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2019 was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.00%.

AC ONE CHINA FUND

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 19-20, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and AC ONE Asset Management, LLC (“AC ONE” or the “Adviser”) regarding the AC ONE China Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2019, the Trustees received and considered information from AC ONE and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by AC ONE with respect to the Fund; (2) the Fund’s historical performance; (3) the costs of the services provided by AC ONE and the profits, if any, realized by AC ONE with respect to services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to AC ONE resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of AC ONE, and the Support Materials, the Board concluded that the overall arrangements between the Trust and AC ONE set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that AC ONE performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that AC ONE provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by AC ONE on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered that AC ONE is a joint venture between Chelsea Management Company and AssetPlus Investment Management Corp., long-standing asset management organizations, and they also considered the capitalization of AC ONE.  The Trustees noted that AC ONE had taken steps to improve its compliance program in the areas of proxy voting and disaster recovery. The Trustees took into

AC ONE CHINA FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

account the investment philosophy and broad investment management experience of the portfolio managers.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that AC ONE provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance.  In assessing the quality of the portfolio management delivered by AC ONE, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to one or more appropriate benchmark indices and the Fund’s peer funds according to Morningstar classifications.  When comparing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund outperformed its peer group median and average over the year-to-date and one-year periods, but underperformed the average over the three-year and five-year periods ended October 31, 2018.  The Trustees further noted that the Fund had outperformed its benchmark, the Hang Seng Index, over the five-year period, but underperformed the benchmark over the year-to-date, one-year, and three-year periods ended October 31, 2018. The Trustees also noted that the Fund outperformed its secondary benchmark, the MSCI China Index, for the year-to-date and one-year periods, but underperformed its secondary benchmark over the three-year and five-year periods ended October 31, 2018. The Trustees observed that AC ONE does not manage other accounts utilizing a similar investment strategy to that of the Fund for purposes of conducting a performance comparison.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to AC ONE under the Investment Advisory Agreement, as well as AC ONE’s profitability from services that AC ONE rendered to the Fund during the 12-month period ended September 30, 2018.  The Trustees also considered the effect of an expense limitation agreement on AC ONE’s compensation and that AC ONE has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees noted that during the last 12 months, AC ONE had agreed to lower the advisory fee payable by the Fund and the level of the limit on the Fund’s expenses. Regarding management fees charged to separately managed accounts, the Trustees observed that AC ONE and its affiliate, Chelsea Management Company, do not manage any other accounts with investment strategies similar to that of the Fund. The Trustees concluded that AC ONE’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s advisory fee equal to the median and above the average management fees reported for the peer group. The Trustees also took into account that the advisory fees borne by the Fund were within the range borne by funds in the peer group. The Trustees then considered that the total expenses of the Fund (after waivers and expense reimbursements) were below the peer group median and average.  They also considered that when the peer group was limited to comparably-sized funds, the Fund’s management fee and total expenses (after waivers and expense reimbursements) were below the median and average. While recognizing that it is difficult to compare advisory fees since the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that AC ONE’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund already contains numerous breakpoints.  The Trustees noted that AC ONE anticipates realizing certain economies of scale if Fund assets should increase materially from current levels, and determined that the breakpoint structure of the Fund’s investment advisory fee will share such economies with Fund shareholders.  The Trustees also considered the fact that the Fund’s assets are too low to reconsider whether

AC ONE CHINA FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

the current breakpoint structure is appropriate at the present time, and agreed to reassess the issue in the future. The Trustees noted that, effective in October 2018,  AC ONE had agreed to a reduction in the advisory fee payable by the Fund at each respective breakpoint.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees considered that AC ONE does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that AC ONE may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that AC ONE does not receive additional material benefits from its relationship with the Fund.

AC ONE CHINA FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
AC ONE Asset Management, LLC
444 South Flower Street
Los Angeles, CA 90071

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Ave.
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended June 30, 2019 and June 30, 2018, the Fund’s principal accountant was Cohen & Company, LTD. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$14,500	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended June 30, 2019 and June 30, 2018, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2019	FYE 6/30/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*   /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    September 6, 2019

By (Signature and Title)*   /s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    September 6, 2019

* Print the name and title of each signing officer under his or her signature.